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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 2, 2005
                                                        ----------------

                                 FUEL-TECH N.V.
             (Exact name of registrant as specified in its charter)


      NETHERLANDS ANTILLES              000-2174                N/A
  (State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)


        FUEL-TECH N.V.                                     FUEL TECH, INC.
         (Registrant)                                (U.S. Operating Subsidiary)
       CASTORWEG 22-24                                    695 E. MAIN STREET
CURACAO, NETHERLANDS ANTILLES                              STAMFORD CT 06901
      (599) 9-461-3754                                      (203) 425-9830

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)





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ITEM 7.01. REGULATION FD DISCLOSURE

         On November 2, 2005 the Registrant issued the earnings release for the quarter ended September 30, 2005 attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, during the earnings conference call for the quarter ended September 30, 2005, held on November 2, 2005, management of the Registrant issued revenue guidance of $48 million to $50 million and pre-tax net income guidance of $.25 to $.28 per diluted share, for the fiscal year ended 2005. This information is not to be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FUEL-TECH N.V.

Date: November 2, 2005                      By: /s/ V. J. Arnone
                                                ----------------
                                                Vincent J. Arnone
                                                Vice President, Treasurer
                                                and Chief Financial Officer